Exhibit 99.1

Singularly Focused on HBV Corporate Overview | February 2019 NASDAQ: ABUS www.arbutusbio.com

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential for HBV to have a larger market opportunity than HCV; our ability meet a significant unmet medical need; our anticipated cash position as of December 31, 2018; the sufficiency of our cash and cash equivalents to extend into 2020; our ability to develop a curative regimen for HBV and unlock significant market growth opportunities; the potential of our drugs to improve patient outcomes; our expectation for top-line data from the Phase 1a/1b clinical study of AB-506 in Q2 2019; our expectation to initiate a Phase 1a/1b clinical study of AB-729 in Q2 2019; our expectation to make a decision regarding AB-452 clinical development in Q3 2019; our expectation to initiate HBV patient dosing on AB-729 in 2H 2019; our expectation to initiate a Phase 2 clinical study of AB-506 in Q4 2019; the trajectory for inclusion of AB-506 in a multi-drug combination regimen with AB-729 in 1H 2020; and the timeline to a combination cure for HBV. With respect to the forward-looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things: the timely receipt of expected payments; the effectiveness and timeliness of preclinical and clinical trials, and the usefulness of the data; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Forward-looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others: anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; changes in estimated cash position based on the completion of financial closing procedures; and market shifts may require a change in strategic focus. A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' periodic disclosure filings which are available at www.sec.gov and at www.sedar.com. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. NASDAQ: ABUS www.arbutusbio.com 2

Investment Highlights Singular therapeutic focus - curing chronic Hepatitis B Virus (HBV) Genevant provides value from delivery technology Team with antiviral Most Robust HBV Pipeline Strong Financial Position Significant unmet medical need in HBV exp ertise/pro ven track record Applying knowledge gained from HCV success to find HBV cure through proprietary drug combinations Global HBV prevalence double that of HCV, potential for larger market opportunity Strategic decision to spin out LNP and conjugate delivery technologies to support new RNA therapeutics company HBV assets generating clinical data, leading to clinical combination $125M (unaudited) cash at 12/31/18* extends into 2020 Onpattro royalty entitlement represents potential non-dilutive capital HCV: Hepatitis C Virus | LNP: Lipid Nanoparticle * While we have not finalized our full financial results for the fiscal year ended December 31, 2018, we expect to report that we had approximately $124.6 million of cash, cash equivalents and short-term investments as of December 31, 2018. This amount is preliminary, has not been audited and is subject to change pending completion of our audited financial statements for the fiscal year ended December 31, 2018. Additional information and disclosures would be required for a more complete understanding of our financial position and results of operations as of December 31, 2018. NASDAQ: ABUS www.arbutusbio.com 3

Proven Leadership Team Successful track records both the discovery and Mark J. Murray, PhD Gaston Picchio, PhD Chief Development Officer in President & CEO development of multiple antivirals: sofosbuvir etravirine, rilpivirine, telaprevir and simeprevir David C. Hastings Chief Financial Officer Michael J. Sofia, PhD Chief Scientific Officer NASDAQ: ABUS www.arbutusbio.com 4 HCV: Hepatitis C Virus | HBV: Hepatitis B Virus

Significant Opportunity To Improve HBV Cure Rates

HBV cures are achievable with today's SOC in **<5% of patients**. **Sustained** HBsAg and HBV DNA* loss off-treatment is rare.

***HBsAg & HBV DNA:** endpoints accepted as a cure.

SOC THERAPIES FOR CHRONIC HBV

	Pegasys (PegIFN)	Baraclude (Entecavir)	Viread (TDF)
Dosing Duration	48-weeks	Chronic	Chronic
HBV DNA Undetectable	14-19%	67-90%	76-93%
HBsAg Loss	**~3-4%**	**~1-2%**	**~1-3%**

Achievable **HBV Cure Rates** with Current SOC

New HBV Therapies

rate of
Undetectable HBV DNA

+

rate of
HBsAg Loss

=

HIGHER
CURES RATES

SOC: Standard Of Care | **HBsAg:** HBV Surface Antigen | **PegIFN:** Pegylated Interferon
Source: EASL HBV Clinical Practice Guidelines, 2012 - Pegasys, Baraclude and Viread Package Inserts

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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HBV Lifecycle Illustrates Key Points for A combination of agents with complementary MOA is needed to cure HBV Intervention 1 – NA 2 – AB-506 3 – AB-729 3 – RNA destabilizer 2 3 1 2 NASDAQ: ABUS www.arbutusbio.com 6

Keys to Therapeutic Success - Suppress HBV DNA and viral antigens - Reawaken host immune response Therapeutic success will require a combination of drugs with complementary MOAs. Reduce/Suppress Viral DNA & Antigens 1 Block Replication NA Capsid Inhibitor RNAi Block HBsAg RNAi RNA Destabilizer Address cccDNA Capsid Inhibitor cccDNA inhibitor RNAi Leading to an HBV CURE Reactivate by HBsAg Reduction RNAi RNA Destabilizer Activate PD-L1 Inhibitor PegIFN Reawaken/Boost Host Immune Response 2 NASDAQ: ABUS www.arbutusbio.com 7 MOA: Mechanism Of Action | NA: Nucleot(s)ide Analog |PegIFN: Pegylated Interferon | HBsAg: HBV Surface Antigen

Arbutus HBV Pipeline Lead Op Phase I Development IND Enabling HV HBV Phase II HBV DNA Suppression Capsid inhibitor in HBV subjects AB-506 Phas e 2 i ni ti ati on Q4 ’1 9 , in support of long term combo Capsid Inhibitors 3rd gen study HBsAg Reduction Subcutaneous RNAi agent undergoing IND enabling work to enter the clinic 2Q 2019 RNAi AB-729 Further characterization ongoing, clinical development go/no-go 2H ‘19 AB-452 RNA Destabilizers Alternate chemotypes being advanced 2nd Gen Immune Reawakening PD-L1 1st gen Small molecule PD-L1 antagonist being optimized Research program cccDNA 1st gen NASDAQ: ABUS www.arbutusbio.com 8 The Company has discontinued the ARB-1467 program.

Path to a **Combination Cure**

Drive to undetectable HBV DNA and HBsAg



2018
2019
2020
2021
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
AB-506
Capsid inhibitor
PH I HV
HBV Pts POC
Phase II combo study (AB-506 & AB-729)
AB-729
GalNac-RNAi
HV / HBV Pts POC
'AB-452' go / no-go
PH I
HBV Pts POC

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com
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Capsid Inhibitor: Blocking Viral Replication Reduce/Suppress Viral DNA & Antigens Viral Replication HBsAg cccDNA Formation/Function Driving HBV DNA to undetectable is a key to therapeutic success in HBV - in the serum and - in the liver Reduced HBsAg Immunotherapy Reawaken/Boost Immune Response NASDAQ: ABUS www.arbutusbio.com 10

Capsid Inhibitors – Dual Action HBV MOA, distinct from but complementary to approved SOC NAs. Antiviral Agent Capsid + NA combination drives deeper HBV DNA reductions Competitive Landscape All capsid inhibitors bind to the same site on HBV Core protein All have a dual MOA: Block DNA replication by inhibiting capsid assembly Block new cccDNA formation by inhibiting viral uncoating Differentiation Clinical success will require potency, PK and combination with HBsAg targeting agent NASDAQ: ABUS www.arbutusbio.com 11

AB-506 – Capsid Inhibitor AB-506 shows preclinical potency and PK profile consistent with best in class agents Active across multiple genotypes and against NA resistant variants Once daily dosing Complementary with HBsAg targeting agents AB-506 Potently Reduces HBV DNA in Serum and Inhibits Liver HBV DNA more than ETV V e h i c l e 1 0 m g / k g 3 0 m g / k g 1 0 0 m g / k g S e r u m L i v e r 1 . 5 1 . 5 Clinical Development 7 Top-line data from Phase 1 a / 1 b Q2 ‘19 Inclusion with AB-729 in a combination regimen 1H ’20 Phase 2 initiation Q4’19, inform combination regimen 1 . 0 1 . 0 6 0 . 5 0 . 5 5 Dose finding (w/ NA) Establish long term safety (w/ NA) Determine long term impact on uncoating and cccDNA formation / HBsAg 4 0 . 0 0 . 0 - 1 0 1 2 3 4 5 6 7 A B - 5 0 6 1 0 m g / k g E T V 1 0 0 n g / k g S t u d y D a y In vivo antiviral activity of AB-506. A) Reduction in serum HBV DNA is dose responsive following AB-506 administration. B) AB-506 surpassed ETV at inhibiting liver HBV DNA, at dosages where the serum HBV DNA inhibition was equivalent (data relative to vehicle at Day 7) NASDAQ: ABUS www.arbutusbio.com PK: Pharmacokinetics | ETV: Entecavir 12 L O G H B V D N A I n h i b i t i o n S e r u m H B V D N A ( L O G c o p i e s / m L ) L O G H B V D N A I n h i b i t i o n

Driving Down HBsAg Is A Key to Therapeutic Success in HBV - Replication inhibitors do not block HBsAg production - HBsAg is responsible for immune exhaustion Reduce/Suppress Viral DNA & Antigens Viral Replication HBsAg cccDNA Formation/Function Reduced HBsAg Immunotherapy Reawaken/Boost Immune Response NASDAQ: ABUS www.arbutusbio.com 13

AB-452 and RNA Destabilizer Program Multiple evaluations underway to clarify AB-452 and RNA destabilizer program next steps Completed: IND enabling studies and 28 day toxicology, in two species, supporting initial clinical studies AB-452 mechanism of action studies demonstrate AB-452 causes HBV mRNA poly A tail shortening Host protein pull-down experiments to identify host target protein Host gene expression studies indicating that AB-452 has no detectable effect on host cell mRNAs Ongoing: In vitro target engagement and target-based cell viability evaluations Specialized, additional in vitro and in vivo non-clinical safety assessments In depth DMPK evaluations Multiple small molecule chemotypes under investigation to maximize program opportunity Anticipated go/no go decision for AB-452 clinical development in 2H 2019 NASDAQ: ABUS www.arbutusbio.com

AB-729 - RNAi Therapeutic Proprietary GalNAc-conjugate delivery technology – Liver targeting for efficient hepatocyte uptake – Enables subcutaneous dosing Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens – Potent HBsAg reduction in preclinical models Pan-genotypic activity across HBV genotypes A to D Duration of HBsAg reduction supports once per month “IND” enabling studies underway dosing Initiation of clinical studies – Q2 2019 NASDAQ: ABUS www.arbutusbio.com 15 Polymerase, Core Ag, e Ag, pgRNA sAg sAg HBx

AB-729 - In Vivo Single Dose Response & Duration 4 Clear dose response in model AAV mouse 3 Saline 1 mg/kg 3 mg/kg 9 mg/kg 2 Achieves maximal HBsAg reduction possible in this model 1 Mean (n=5) ± SD 0 Duration supports frequency of once a clinical dosing per month -1 0 1 dose siRNA 2 4 6 8 10 Weeks After One SC Dose NASDAQ: ABUS www.arbutusbio.com 16 Serum HBsAg (Log IU/mL) LLOQ

Inhibition of Multiple HBV Markers by AB-729 In Vivo Results validate RNAi mechanism of action Liver 3.5 kb Liver Total Liver Serum Serum Serum 5 4 Dose response reductions of all 3 measured HBV and serum markers in liver * * 2 – – – – HBsAg HBV RNA HBV eAg HBV DNA 1 0 -1 Control siRNA 9 mg/kg '729 1 mg/kg '729 3 mg/kg '729 9 mg/kg 14 days after single dose treatment in AAV mice (mean of n=5 ± SD) # relative to baseline (serum readouts) or saline control (liver readouts) * indicates signal for >1 animal below LLOQ NASDAQ: ABUS www.arbutusbio.com 17 LOG10 Inhibition# HBV RNAHBV RNAHBsAgHBsAgHBeAgHBV DNA * *

Preclinical Combination In Humanized Mouse Model RNAi + Capsid inhibitor containing regimens result in HBV DNA and HBsAg reductions Serum HBsAg Serum HBV DNA 8 3 Capsid Inhibitor 100 mg/kg PO BID 7 ETV 1.2 µg/kg PO QD PegIFN 30 µg/kg SQ 2×/wk 2 6 RNAi 3 mg/kg IV biweekly Vehicle Capsid Inhibitor + PegIFN RNAi + Capsid Inhibitor + ETV RNAi + Capsid Inhibitor + PegIFN 5 1 3 0 7 14 21 Day 28 35 42 0 7 14 21 Day 28 35 42 NASDAQ: ABUS www.arbutusbio.com 18 2 HBsAg (log10 IU/mL) Ag (log10 IU/mL) HBV DNA (log10 copies/mL) Treatment for 6 weeks DosageRouteFrequency

Path to a **Combination Cure**

Drive to undetectable HBV DNA and HBsAg



2018
2019
2020
2021
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
AB-506
Capsid inhibitor
PH I HV
HBV Pts POC
Phase II combo study (AB-506 & AB-729)
AB-729
GalNac-RNAi
HV / HBV Pts POC
'AB-452' go / no-go
PH I
HBV Pts POC

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com
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Key Catalysts for 2019

2Q 2019		2H 2019		
AB-729 Initiation of Phase 1a/1b study	AB-506 Top line Phase 1a/1b data	AB-452 RNA Destabilizer program update	AB-729 Initiation of HBV subject dosing	AB-506 Initiation of Phase 2 study

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com
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